UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2015

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01; 2.03            Entry into a Material Definitive Agreement; Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

Credit Agreement

On May 14, 2015, the effectiveness of the previously filed Amendment No. 4 to the Credit Agreement (as amended, the “Credit Agreement”) among Winmark Corporation and its subsidiaries’ (collectively, the “Company”) and The PrivateBank and Trust Company and BMO Harris Bank N.A. (collectively, the “Lenders”) was satisfied and the Company drew $46.0 million under the Credit Agreement to fund in part the previously announced self-tender offer described in Item 7.01 below.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full amendment referenced hereto as Exhibit 10.1.  Attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7 are ancillary documents to the Credit Agreement.

Note Agreement

On May 14, 2015, the Company entered into a $25.0 million Note Agreement (the “Note Agreement”) with Prudential Investment Management, Inc., its affiliates and managed accounts.  Proceeds from the Note Agreement of $25.0 million were used to fund in part the previously announced self-tender offer described in Item 7.01 below.

The final maturity of the notes is 10 years.  Interest at a rate of 5.50% per annum on the outstanding principal balance is payable quarterly, along with required prepayments of the principal of $500,000 quarterly for the first five years, and $750,000 quarterly thereafter until the principal is paid in full.  The notes may be prepaid, at the option of the Company, in whole or in part (in a minimum amount of $1.0 million), but prepayments require payment of a Yield Maintenance Amount, as defined in the Note Agreement.

The Note Agreement contains customary financial conditions and covenants, and requires maintenance of minimum levels of fixed charge coverage and tangible net worth and maximum levels of leverage.

The foregoing description of the Note Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 10.8.  Attached hereto as Exhibit 10.9 are ancillary documents to the Note Agreement.

The Company’s obligations under the Credit Agreement and the Note Agreement are secured by a lien against substantially all of the Company’s assets.  Holders of notes under the Note Agreement and Lenders under the Credit Agreement entered into an Intercreditor and Collateral Agency Agreement with the Collateral Agent and Lenders under the Credit Agreement to appoint the PrivateBank and Trust Company as Collateral Agent for the Lenders and noteholders.

Item 7.01; 8.01            Regulation FD Disclosure; Other Events.

On May 14, 2015, the Company announced in a press release the final results of its self-tender offer to purchase up to 875,000 shares of its common stock for a price of $84.72 per share, which expired at 12:00 Midnight, Eastern Daylight Time, on May 13, 2015.  The press release also announced the closing on the financing described in Items 1.01 and 2.03 above.  A copy of the press release was filed as an exhibit to Amendment No. 1 to Schedule TO filed with the Securities and Exchange Commission on May xx, 2015 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Amendment No. 4 to Credit Agreement dated April 14, 2015 (1)
10.2	Credit Agreement dated July 13, 2010, among Winmark Corporation and its subsidiaries and The PrivateBank and Trust Company (2)
10.3	Revolving Notes, dated May 14, 2015, by Winmark Corporation and its subsidiaries to The PrivateBank and Trust Company and BMO Harris Bank N.A.*
10.4	Amended and Restated Security Agreements, dated May 14, 2015, among Winmark Corporation, each of its subsidiaries and The PrivateBank and Trust Company*
10.5	Amended and Restated Pledge Agreement, dated May 14, 2015, among Winmark Corporation and The PrivateBank and Trust Company*
10.6	Trademark Security Agreement, dated May 14, 2015, among Winmark Corporation and its subsidiaries and The PrivateBank and Trust Company*
10.7

Intercreditor and Collateral Agency Agreement, dated May 14, 2015, among The PrivateBank and Trust Company, BMO Harris Bank N.A. and Prudential Investment Management, Inc., its affiliates and managed accounts*

10.8	Note Agreement, dated May 14, 2015, among Winmark Corporation and its subsidiaries and Prudential Investment Management, Inc., its affiliates and managed accounts*
10.9	Senior Secured Notes, dated May 14, 2015, by Winmark Corporation and its subsidiaries to Prudential Investment Management, Inc., its affiliates and managed accounts*
99.1	Press Release dated May 14, 2015 (3)

* Filed Herewith

(1)                           Incorporated by reference to Exhibit (b)(2) to the Schedule TO filed on April 15, 2015

(2)                           Incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2010

(3)                           Incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 1 to Schedule TO filed on May 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: May 18, 2015	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

10.1	Amendment No. 4 to Credit Agreement dated April 14, 2015 (1)

10.2	Credit Agreement dated July 13, 2010, among Winmark Corporation and its subsidiaries and The PrivateBank and Trust Company (2)

10.3	Revolving Notes, dated May 14, 2015, by Winmark Corporation and its subsidiaries to The PrivateBank and Trust Company and BMO Harris Bank N.A.*

10.4	Amended and Restated Security Agreements, dated May 14, 2015, among Winmark Corporation, each of its subsidiaries and The PrivateBank and Trust Company*

10.5	Amended and Restated Pledge Agreement, dated May 14, 2015, among Winmark Corporation and The PrivateBank and Trust Company*

10.6	Trademark Security Agreement, dated May 14, 2015, among Winmark Corporation and its subsidiaries and The PrivateBank and Trust Company*

10.7

Intercreditor and Collateral Agency Agreement, dated May 14, 2015, among The PrivateBank and Trust Company, BMO Harris Bank N.A. and Prudential Investment Management, Inc., its affiliates and managed accounts*

10.8	Note Agreement, dated May 14, 2015, among Winmark Corporation and its subsidiaries and Prudential Investment Management, Inc., its affiliates and managed accounts*

10.9	Senior Secured Notes, dated May 14, 2015, by Winmark Corporation and its subsidiaries to Prudential Investment Management, Inc., its affiliates and managed accounts*

99.1	Press Release dated May 14, 2015 (3)

* Filed Herewith

(1)                                 Incorporated by reference to Exhibit (b)(2) to the Schedule TO filed on April 15, 2015

(2)                                 Incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2010

(3)                                 Incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 1 to Schedule TO filed on May 14, 2015